UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 8, 2015

China Senior Living Industry International Holding Corporation

(Formerly known as “China Forestry Inc”)

(Exact Name of Registrant as Specified in Its Charter)

Nevada	87-0429748
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Economic Development Zone of Hanzhong City,

Shaan’xi Province, The People’s Republic of China

(Address of principal executive offices)

(011) (86) 29-85257870

(Registrant's telephone number)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On September 8, 2015, the board of directors of China Senior Living Industry International Holding Corporation formerly known as “China Forestry Inc” (the "Company") dismissed the engagement of Yichien Yeh, CPA (“Yichien Yeh, CPA”) as the Company's principal accountant.

None of the reports of Yichien Yeh, CPA, on the Company's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Yichien Yeh, CPA, for the two most recent fiscal years and through September 8, 2015 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Yichien Yeh, CPA, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

We provided Yichien Yeh, CPA with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On September 8, 2015, the board of director of the Company approved the engagement of WWC, P.C. (“WWC, PC”) as its principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of WWC, PC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of WWC, PC provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of WWC, PC on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of Yichien Yeh, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

China Senior Living Industry International Holding Corporation

(formerly known as “China Forestry Inc”)

By:

/s/ Yueping Li

Yueping Li

CEO

Date:

September 21, 2015